EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT; U.S. SECURITY AGREEMENT AND SUBSIDIARIES GUARANTY

THIS FIRST AMENDMENT TO CREDIT AGREEMENT; U.S. SECURITY AGREEMENT AND SUBSIDIARIES GUARANTY dated as of May 31, 2012 (this “First Amendment”) is entered into by and among Endeavour International Corporation, a Nevada corporation (“Holdings”), Endeavour Energy UK Limited, a United Kingdom private limited company (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto, Cyan Partners, LP, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), and New Pearl S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg (“SPV”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to the Credit Agreement dated as of April 12, 2012 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Holdings, the other grantors from time to time party thereto and the Collateral Agent are parties to the U.S. Security Agreement, dated as of April 12, 2012 (as amended, restated, supplemented and/or otherwise modified from time to time, the “U.S. Security Agreement”);

WHEREAS, the guarantors from time to time party thereto and the Administrative Agent are parties to the Subsidiaries Guaranty, dated as of April 12, 2012 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Subsidiaries Guaranty”); and

WHEREAS, as of the date hereof, each of Holdings and the Borrower propose to enter into a Reimbursement Agreement (the “SPV Reimbursement Agreement”) with SPV, pursuant to which the Borrower will agree to reimburse SPV for amounts drawn under certain letters of credit issued for the account of the Borrower and with respect to which SPV has pledged cash collateral in support thereof;

WHEREAS, (i) the SPV Reimbursement Agreement shall constitute a “Secured Reimbursement Agreement” and (ii) SPV shall be a “Secured Creditor”, in each case, for all purposes of (and as defined in) the U.S. Security Agreement (as amended pursuant to this First Amendment) and each other Security Document;

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend the Credit Agreement, the U.S. Security Agreement and the Subsidiaries Guaranty as herein provided;

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.	Credit Agreement Amendments.

1. Amendments to Section 1.01.

(a) The following new definitions are hereby inserted in Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

““Reimbursement Agreement” shall mean the Reimbursement Agreement dated as of May 31, 2012, by and among Holdings, the Borrower and New Pearl S.à r.l., a private limited liability company (société à responsabilité limitée) incorporated and existing under the laws of the Grand Duchy of Luxembourg.”

““Smedvig Reimbursement Agreement” shall mean that certain Reimbursement Agreement dated as of May 23, 2012, among the Borrower, as Payer, Yellow Rock S.a.r.l., a private limited liability company incorporated and existing under the laws of the Grand Duchy of Luxembourg, as Payee, and Holdings, as Guarantor.”

(b) The definition of “Approved Third Party Credit Provider” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Approved Third Party Credit Provider” shall mean, with respect to any Third Party Letter of Credit, a Person that, at the time such Third Party Letter of Credit is issued, as the case may be, is (a) the Administrative Agent or any Affiliate of the Administrative Agent or (b) any other Person that is reasonably acceptable to the Administrative Agent.”

(c) The definition of “Excluded Asset” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Excluded Asset” shall mean any Indenture Collateral.”

(d) The definition of “ATPC Intercreditor Agreement” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““ATPC Intercreditor Agreement” shall mean an intercreditor agreement or one or more amendments to any of the Security Documents (which amendment expressly states that it is to be an “ATPC Intercreditor Agreement”), in either case duly executed and delivered by the Administrative Agent, the Collateral Agent and one or more Approved Third Party Credit Providers, in form and substance satisfactory to the Administrative Agent in its discretion.”

(e) Clause (3) of the definition of “Escrow Release Date” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(3) the Alba Acquisition (as defined in the Indentures) shall have been consummated in accordance with the terms and conditions of the COP Acquisition Agreement and all applicable law; and”

(f) The definition of “Guaranteed Obligations” contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “Hedging Agreement or” contained therein.

(g) Clause (3) of the definition of “Indebtedness” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(3) all obligations in respect of bankers’ acceptances or letters of credit (including reimbursement obligations in respect thereof, except to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such obligation (which shall be deemed to be the principal amount thereof) is satisfied within five Business Days of payment on such letter of credit; provided that any such exempted obligations shall be unsecured or secured only by Liens which would be permitted under clause (8) of the definition of “Permitted Liens” if such obligations were to constitute Indebtedness);”

(h) Clause (8) of the definition of “Permitted Liens” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(8) Liens to secure the performance of tenders, bids, statutory obligations, appeal bonds, government contracts, bid, performance, surety or similar bonds or other obligations of a like nature incurred in the ordinary course of business of Holdings and its Restricted Subsidiaries and necessary or appropriate in connection with their operations (or letters of credit supporting such obligations); provided such Liens extend only to (i) cash and Cash Equivalents securing amounts not in excess of $50,000,000 at any time or (ii) other assets comprising Collateral on a second-lien basis relative to the Lien on such Collateral securing the Obligations of the Credit Parties pursuant to an intercreditor agreement having terms and conditions satisfactory to the Collateral Agent securing amounts not in excess of $150,000,000 at any time;”

(i) The definition of “Third Party Letter of Credit” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Third Party Letter of Credit” shall mean letters of credit issued for the account of Holdings or any of its Subsidiaries (in support of obligations permitted by this Agreement) by BNP Paribas and with respect to which an Approved Third Party Credit Provider is subject to a reimbursement or similar obligation and/or has pledged cash or Cash Equivalents in support thereof.”

2. Amendment to Section 7.01. Clause (g) of Section 7.01 of the Credit Agreement is hereby amended by deleting the reference to “8.03(16)” therein and inserting “8.03(18)” in lieu thereof.

3. Amendment to Section 7.12. Clause (a) of Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Holdings will, and will cause each other Credit Party to, grant to the Collateral Agent for the benefit of the Secured Creditors security interests in such assets of Holdings and such other Credit Party (including, without limitation properties of Holdings and such other Credit Party acquired subsequent to the Effective Date) as are not covered by the original Security Documents (including, without limitation, with respect to any such property, pursuant to grants pursuant to the laws of Scotland) and as may be reasonably requested from time to time by the Administrative Agent or the Required Lenders (collectively, the “Additional Security Documents”); provided that no Credit Party shall be required to take any action to grant or perfect a security interest on any Excluded Asset. All such security interests shall be granted pursuant to documentation satisfactory in form and substance to the Collateral Agent and shall constitute valid and enforceable perfected security interests, hypothecations and mortgages superior to and prior to the rights of all third Persons and enforceable against third parties and subject to no other Liens except for Permitted Liens. The Additional Security Documents or instruments related thereto shall have been duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall have been paid in full.”

Amendments to Section 8.03. (a) Clause (11) of the second paragraph of Section 8.03 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(11) the incurrence by Holdings or any of its Restricted Subsidiaries of Indebtedness in respect of bid, performance, surety, appeal and similar bonds issued for the account of Holdings and any of its Restricted Subsidiaries, or obligations in respect of letters of credit posted in lieu of, or to secure, any such bonds, in the ordinary course of business or which are customary in the Oil and Gas Business; provided that the aggregate outstanding amount of all such bid, performance, surety, appeal and similar bonds permitted by this clause (11) shall not at any time exceed $150,000,000; provided that all Indebtedness under this clause (11) shall be unsecured except as permitted under clause (8) of the definition of Permitted Liens contained herein;”

(b) Section 8.03 of the Credit Agreement is hereby amended to (i) delete the word “and” at the end of clause (15) thereof, (ii) change clause (16) thereof to clause (18) and update the cross-reference to clause (18) in such clause and in the second succeeding paragraph accordingly and (iii) insert the following immediately following clause (15) thereof:

“(16) the incurrence of Indebtedness pursuant to the Reimbursement Agreement;

(17) the incurrence of Indebtedness pursuant to the Smedvig Reimbursement Agreement; and”

II. U.S. Security Agreement Amendments.

1. Recital 2 to the U.S. Security Agreement is hereby amended and restated in its entirety as follows:

“2. [Reserved].”

2. Recital 3 to the U.S. Security Agreement is hereby amended and restated in its entirety as follows:

“3. Each Grantor may at any time or from time to time have one or more Third Party Letters of Credit issued for the account of one or more Credit Parties and, in connection therewith, enter into agreements with respect to (a) any such Credit Party’s obligations to reimburse Approved Third Party Credit Providers for amounts funded under Third Party Letters of Credit issued by such Approved Third Party Credit Providers or (b) pledges of cash or Cash Equivalents made by any Approved Third Party Credit Provider for the account of any such Credit Party to support obligations under any Third Party Letter of Credit (any such reimbursement agreement with respect to Third Party Letters of Credit where the applicable Approved Third Party Credit Provider is party to an ATPC Intercreditor Agreement, a “Secured Reimbursement Agreement” and each Approved Third Party Credit Provider referred to in this Recital 3 together with the Lender Creditors, the “Secured Creditors”).”

3.  Recital 7 of the U.S. Security Agreement is hereby amended and restated in its entirety as follows:

“7.      It is a condition precedent to the making of the Loans pursuant to the Credit Agreement and the entering into of the issuance of Third Party Letters of Credit by Approved Third Party Credit Providers from time to time that the Grantors shall have granted the security interest contemplated by this Agreement.  Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Documents and the Secured Reimbursement Agreements (collectively, the “Secured Debt Agreements”).”

4. The third sentence of Recital 8 of the U.S. Security Agreement is hereby amended and restated in its entirety as follows:

““UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority; provided that, for purposes of the term “Event of Default”, such term shall mean any Event of Default under, and as defined in, the Credit Agreement and shall also include any “event of default” (or similar term) under, and as defined in, any Secured Reimbursement Agreement.”

5. Section 2(b) of the U.S. Security Agreement is hereby amended by deleting clause (b) in its entirety and replacing such clause with the text “[Reserved].”

6. The first sentence of the final paragraph of Section 2 of the U.S. Security Agreement is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary contained herein or in any other Credit Document, the aggregate amount of Secured Obligations of the type described in clause (c) of this Section 2 (collectively, the “Secured Third Party Credit Obligations”) secured by the Collateral pursuant to this Agreement and the Collateral (as defined under the respective Security Documents) pursuant to the other Security Documents shall not at any time exceed $120,000,000 (the “Secured Third Party Credit Obligations Cap”).”

7. Section 5 of the U.S. Security Agreement is hereby amended by deleting the words “any Secured Hedging Agreement or” therein.

8. Section 18(b) of the U.S. Security Agreement is hereby amended and restated in its entirety as follows:

“(b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Collateral Agent for the benefit of the Secured Creditors against, all or any part of the Secured Obligations in the following order:

(i) FIRST, to the payment of all amounts owing to the Collateral Agent (in its capacity as such) pursuant to the terms of any Security Document,

(ii) SECOND, to the payment in full of the Secured Obligations on a ratable basis in accordance with the terms of the applicable Secured Debt Agreements, and

(iii) THIRD, after payment of all Secured Obligations, to Holdings, the Borrower and the other Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

The provisions of this Section 18(b) (i) shall inure solely to the benefit of each of the Lender Creditors and the ATPC Secured Creditors and their respective successors and assigns and (ii) are intended solely for the purpose of defining the relative rights of the Lender Creditors on the one hand and the ATPC Secured Creditors on the other hand. No Grantor or any other creditor thereof (including, without limitation, any Person who is entitled to or is otherwise granted a ratable Lien over any Collateral pursuant to any contractual obligation of any Grantor) shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the Borrower or any other Grantor, which are absolute and unconditional, to pay the Secured Obligations owing to the Lender Creditors and the ATPC Secured Creditors as and when the same shall become due and payable in accordance with the terms of the Credit Documents and the Secured Reimbursement Agreements, respectively.”

9. Section 22 of the U.S. Security Agreement is hereby amended by deleting the words “Secured Hedging Agreements and” from clause (a)(ii) therein.

10. Section 23 of the U.S. Security Agreement is hereby amended by deleting the words “Secured Hedging Agreements and” from clause (b)(ii) therein.

11. Section 27 of the U.S. Security Agreement is hereby deleted and the following shall be inserted in lieu thereof:

“Section 27. Acknowledgement of Liens. (a) Each Grantor, the Collateral Agent, each Lender Creditor and each Approved Third Party Credit Provider holding Secured Obligations of the type described in clause (c) of Section 2 hereof (an “ATPC Secured Creditor”) agrees and acknowledges that (i) the grants of Liens pursuant to the Security Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Secured Obligations described in clause (a) of Section 2 hereof are fundamentally different from the Secured Obligations described in clause (c) of Section 2 hereof and must be separately classified in any plan of reorganization proposed or adopted in any proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect.

(b) In the event a proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law shall be commenced by or against any Grantor (a “Bankruptcy Proceeding”), the ATPC Secured Creditors shall not, so long as any Secured Obligations of the type described in Section 2(a) are outstanding, oppose or object to any disposition of any Collateral free and clear of the Liens of such Secured Creditors or other claims under Section 363 of the Bankruptcy Code, if the Lender Creditors, or a representative authorized by the Lender Creditors, shall consent to such disposition.

(c) Without prejudice to the enforcement of the Collateral Agent’s Lender Creditors’ remedies, the Lender Creditors agree that at any time following (i) acceleration of the Secured Obligations of the Lender Creditors in accordance with the terms of the Credit Documents or (ii) the commencement of a proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against any Grantor constituting an Event of Default under the Credit Documents (each, a “Purchase Event”), one or more of ATPC Secured Creditors may request within 30 days after the first date on which a Purchase Event occurs, and the Lender Creditors hereby offer the ATPC Secured Creditors the option, to purchase all, but not less than all, of the aggregate amount of Secured Obligations of the Lender Creditors outstanding at the time of purchase at par (including any premium set forth in the Credit Agreement or other applicable Credit Document on the date hereof, interest and fees). If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within 10 Business Days of the request. If one or more of the ATPC Secured Creditors exercise such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the Collateral Agent and the ATPC Secured Creditors. If none of the ATPC Secured Creditors exercise such right within 30 days after the first date on which a Purchase Event occurs, the Lender Creditors shall have no further obligations pursuant to this Section 27 for such Purchase Event and may take any further actions in their sole discretion in accordance with this Agreement and the other Security Documents.”

12. Schedule II of the U.S. Security Agreement is hereby amended and restated in its entirety in the form of Annex A hereto.

III.	Subsidiaries Guaranty Amendments.

1. The second recital to the Subsidiaries Guaranty is hereby deleted in its entirety.

2. The third recital to the Subsidiaries Guaranty is hereby amended and restated in its entirety as follows:

“WHEREAS, the Borrower and/or one or more of its Subsidiaries or parent companies may at any time and from time to time have one or more Third Party Letters of Credit issued for the account of such entity and, in connection therewith, enter into agreements with respect to (a) such Person’s obligations to reimburse Approved Third Party Letters of Credit for amounts funded under Third Party Letters of Credit issued by such Approved Third Party Credit Providers or (b) pledges of cash or Cash Equivalents made by any Approved Third Party Credit Provider for the account of the Borrower and/or one or more of its subsidiaries or parent companies to support obligations under any Third Party Letter of Credit (any such reimbursement agreement with respect to Third Party Letters of Credit where the applicable Approved Third Party Credit Provider is party to an ATPC Intercreditor Agreement, a “Secured Reimbursement Agreement” and each Approved Third Party Credit Provider referred to in this recital together with the Lender Creditors, the “Secured Creditors”);”

3. The fifth recital of the Subsidiaries Guaranty is hereby amended and restated in its entirety as follows:

“WHEREAS, it is a condition precedent to the making of Loans to the Borrower under the Credit Agreement and the issuance of Third Party Letters of Credit by Approved Third Party Credit Providers from time to time that the Guarantors shall have executed and delivered to the Administrative Agent this Guaranty.”

4. The sixth recital of the Subsidiaries Guaranty is hereby amended and restated in its entirety as follows:

“WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower under the Credit Agreement and the issuance of Third Party Letters of Credit by Approved Third Party Credit Providers and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrower and the Approved Third Party Credit Providers to issue Third Party Letters of Credit;

5. Section 1 of the Subsidiaries Guaranty is hereby amended by deleting the words “Secured Hedging Agreements or” from clause (a)(i) thereof.

6. Section 1 of the Subsidiaries Guaranty is hereby amended by deleting clause (a)(ii) in its entirety and replacing such clause with the text “[Reserved]”.

7. Section 1 of the Subsidiaries Guaranty is hereby amended by amending and restating the parenthetical at the end of clause (a)(iii) thereof as follows:

“(all such obligations, liabilities and indebtedness being herein collectively called the “Other Obligations” and the Other Obligations together with the Credit Document Obligations are herein collectively called the “Guaranteed Obligations”)”

8. The first sentence of the penultimate paragraph of Section 1 of the Subsidiaries Guaranty is hereby amended and restated in its entirety as follows:

“Notwithstanding anything to the contrary contained herein or in any other Credit Document, the aggregate amount of Other Obligations to be included within the Guaranteed Obligations pursuant to this Guaranty shall not at any time exceed $120,000,000 (the “Other Obligations Cap”).”

9. Section 1 of the Subsidiaries Guaranty is hereby amended by deleting the words “Secured Hedging Agreement or” from the final paragraph thereof.

10. The last paragraph of Section 6 of the Subsidiaries Guaranty is hereby amended by amending and restating clause (g) thereof in its entirety as follows:

“(g) consent to or waive any breach of, or any act, omission or default under, any of the Secured Reimbursement Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Secured Reimbursement Agreements, the Credit Documents or any of such other instruments or agreements;”

11. Section 6 of the Subsidiaries Guaranty is hereby amended by deleting the words

“the Secured Hedging Agreements,” therein.

12. Section 7 of the Subsidiaries Guaranty is hereby amended by deleting the words “, the Secured Hedging Agreements or” therein.

13. Section 10 of the Subsidiaries Guaranty is hereby amended by deleting the words “execute, deliver and perform the Secured Hedging Agreements to which they are party and to” therein.

14. Section 10 of the Subsidiaries Guaranty is hereby amended by deleting the words “, all Secured Hedging Agreements and” in clause (g) thereof.

15. Section 14 of the Subsidiaries Guaranty is hereby amended by deleting the words “any Secured Hedging Agreement or” therein.

16. Section 16 of the Subsidiaries Guaranty is hereby amended by deleting the words “any Secured Hedging Agreement,” therein.

IV.	SPV Acknowledgement.

Each of the Guarantors, the Administrative Agent and the SPV hereby acknowledges and agrees that as of the First Amendment Effective Date (as defined below), (i) the SPV Reimbursement Agreement shall constitute a “Secured Reimbursement Agreement” and (ii) SPV shall be a “Secured Creditor”, in each case, for all purposes of (and as defined in) the U.S. Security Agreement (as amended pursuant to this First Amendment) and each other Security Document.

V.	Miscellaneous Provisions.

In order to induce the Lenders to enter into this First Amendment, each of Holdings and the Borrower hereby represents and warrants that:

(i) all of the representations and warranties contained in the Credit Documents, as amended hereby, are true and correct in all material respects both before and immediately after giving effect to the First Amendment Effective Date, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

(ii) no Default or Event of Default exists before or immediately after giving effect to the amendments set forth in this First Amendment on the First Amendment Effective Date.

Each party hereto hereby acknowledges and agrees that (a) this First Amendment is an ATPC Intercreditor Agreement and (b) SPV is a an Approved Third Party Credit Provider.

This First Amendment is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Documents, all of which other provisions are hereby ratified and confirmed and are in full force and effect. Each Credit Party party to this First Amendment acknowledges and agrees that all Secured Obligations (as defined in the U.S. Security Agreement) remain secured by the Security Documents and that the Secured Creditors remain entitled to the benefits of the Security Documents.

This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered (including by way of facsimile or other electronic transmission) shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS RULES AND PRINCIPLES THEREUNDER OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Credit Parties, the Administrative Agent, the Collateral Agent, the Required Lenders and SPV shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Patrice Antoine (facsimile number: 212-354-8113 / e-mail address: pantoine@whitecase.com);

(ii) the Borrower shall have paid (a) to the Administrative Agent all fees and reasonable and documented out-of-pocket expenses owing to it in connection with this First Amendment and shall have reimbursed the Administrative Agent for all reasonable and documented out-of pocket legal expenses of White & Case LLP incurred in connection with the Credit Agreement (including, without limitation, in connection with this First Amendment) and invoiced on or before the date hereof and (b) any other fees then due and payable in connection with this First Amendment; and

(iii) the Escrow Release Date shall have occurred.

From and after the First Amendment Effective Date, all references in each Credit Document to (a) the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby, (b) the “U.S. Security Agreement” shall be deemed to be references to the U.S. Security Agreement as modified hereby and (c) the “Subsidiaries Guaranty” shall be deemed to be references to the Subsidiaries Guaranty as modified hereby.

After the execution and delivery to the Administrative Agent of a fully executed copy of this First Amendment by the parties hereto, this First Amendment may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 11.12 of the Credit Agreement.

1. The Borrower agrees that any failure to pay any fee payable by it to the Administrative Agent in connection with this First Amendment within one Business Day after the First Amendment Effective Date shall constitute an immediate Event of Default under the Credit Agreement.

* * *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Credit Agreement; U.S. Security Agreement and Subsidiaries Guaranty to be duly executed and delivered as of the date first above written.

ENDEAVOUR INTERNATIONAL CORPORATION

By: /s/ J. Michael Kirksey
Name: Title:	J. Michael Kirksey Authorized Signatory

ENDEAVOUR ENERGY UK LIMITED

By: /s/ J. Michael Kirksey
Name: Title:	J. Michael Kirksey Authorized Signatory

ENDEAVOUR OPERATING CORPORATION, as a Subsidiary Guarantor

By: /s/ J. Michael Kirksey
Name: Title:	J. Michael Kirksey Authorized Signatory

ENDEAVOUR ENERGY NORTH SEA LLC, as a Subsidiary Guarantor

By: /s/ Catherine Stubbs
Name: Title:	Catherine Stubbs Authorized Signatory

ENDEAVOUR ENERGY NORTH SEA L.P., as a Subsidiary Guarantor

By: Endeavour Energy North Sea LLC, its general partner

By: /s/ Catherine Stubbs
Name: Title:	Catherine Stubbs Authorized Signatory:

ENDEAVOUR ENERGY NEW VENTURES INC., as a Subsidiary Guarantor

By: /s/ J. Michael Kirksey
Name: Title:	J. Michael Kirksey Authorized Signatory

END MANAGEMENT COMPANY, as a Subsidiary Guarantor

By: /s/ J. Michael Kirksey
Name: Title:	J. Michael Kirksey Authorized Signatory

NEW PEARL S.À R.L.

By: /s/ Peter van Opsterl
Name:	Peter van Opsterl

Title: Attorney

CYAN PARTNERS, LP, as Administrative Agent and as Collateral Agent

By: /s/ Jonathan Tunis

Name:

Title:

CYRUS OPPORTUNITIES MASTER FUND II, LTD., as a Lender

By: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By: /s/ David A. Milich
Name: David A. Milich
Title: COOCYRUS EUROPE MASTER FUND, LTD., as a
Lender

By: CYRUS CAPITAL PARTNERS, L.P., as

Investment Manager

By: /s/ David A. Milich

Name: David A. Milich Title: COOCRESCENT 1, L.P., as a Lender

By: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By: /s/ David A. Milich
Name: David A. Milich
Title: COOCRS FUND LTD, as a Lender

By: CYRUS CAPITAL PARTNERS, L.P., as Investment

Manager

By: /s/ David A. Milich

Name: David A. Milich Title: COO

CM FINANCE LLC, as a Lender

By: CM INVESTMENT PARTNERS, L.P., as Investment Manager

By: /s/ David A. Milich

Name: David A. Milich Title: COO

CYRUS SELECT OPPORTUNITIES MASTER FUND, LTD., as a Lender

By: CYRUS CAPITAL PARTNERS, L.P., as Investment Manager

By: /s/ David A. Milich

Name: David A. Milich Title: COOCYAN PI INVESTMENTS, LP, as a Lender

By: /s/ Ashok Nayyar

Name: Ashok Nayyar Title: ManagerJGB CAPITAL, LP, as a Lender

By:

Name:
Title:

JGB CAPITAL OFFSHORE LTD, as a Lender

By:

Name:
Title:

JGB PARTNERS LP, as a Lender

By:

Name:
Title:

Yad Hanadiv (A Rothschild Foundation) as trustee for the Bat Hanadiv Foundation No. 3, as a Lender

By:

Name:
Title:

Yad Hanadiv (A Rothschild Foundation) as trustee for Jader Trust No. 4, as a Lender

By: /s/ Randall Krebs
Name:	Randall Krebs

Title: SecretaryROTHSCHILD FOUNDATION (HANADIV) EUROPE, as a Lender

By:

Name:
Title:

ANNEX A

SCHEDULE II
PLEDGED DEPOSIT ACCOUNTS
[To be inserted]